Note 19 - Accumulated Other Comprehensive Income - Significant Amounts Reclassified out of Each Component of Accumulated Other Comprehensive Income (Loss) (Details) - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2016	Dec. 31, 2015
Unrealized gains on available-for-sale securities	[1]	$ 303	$ 323
Income taxes	[1]	(103)	(110)
Net of tax	[1]	$ 200	$ 213

[1]	Amounts in parentheses indicate debits to net income